UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 20, 2004
Date of Report (date of earliest event reported)

INFORMATICA CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer Identification Number)

2100 Seaport Boulevard
Redwood City, California 94063
(Address of principal executive offices)

(650) 385-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events and Required FD Disclosure

     On July 20, 2004, Informatica Corporation announced the hiring of Sohaib Abbasi as its new Chief Executive Officer and President, effective immediately. A copy of the press release issued by Informatica Corporation concerning the foregoing announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 20, 2004

INFORMATICA CORPORATION
By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Senior Vice President and Secretary

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated July 20, 2004 announcing Informatica Corporation’s hiring of Sohaib Abbasi as its new Chief Executive Officer and President.